Exhibit 10.1

FIRST AMENDMENT TO REVOLVING CREDIT LOAN

AND SECURITY AGREEMENT

This First Amendment to Revolving Credit Loan and Security Agreement (the “First Amendment”) is executed on this 23rd day of April, 2010, between FIFTH THIRD BANK, an Ohio banking corporation, having a mailing address of 201 East Kennedy Boulevard, Suite 1800, Tampa, Florida 33602 (the “Bank”) and ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, authorized to do business in Florida, having its principal place of business at 5215 West Laurel Street, Tampa, Florida 33607 (the “Borrower”), and amends and modifies that certain Revolving Credit Loan and Security Agreement dated February 8, 2008 (the “Loan Agreement”) as follows:

1.    Terms. All of the capitalized terms in this First Amendment shall have the meanings as defined in the Loan Agreement.

2.    Loan Renewal, Advance and Consolidation. The Bank has renewed the revolving credit Loan to Borrower in the amount of $5,000,000.00 (the “Renewal Loan”), as evidenced by a Renewal Revolving Credit Note of even date herewith (the “Renewal RLOC Note”).

3.    Loan and Note. The term “Loan” under the Loan Agreement is hereby modified to reference the revised amount due under the Renewal Loan and the term “Note” under the Loan Agreement is hereby modified to refer to the terms of the Renewal RLOC Note.

4.    Borrowing Base and Borrowing Base Certificate. The definitions of the Borrowing Base and the Borrowing Base Certificate in Section 1.2 of the Loan agreement are hereby amended and modified to henceforth read as follows:

“Borrowing Base” shall mean, an amount equal to forty percent (40.0%) of Eligible Inventory. The Bank has bargained for and Borrower agrees and acknowledges that the value of Inventory not included in the Borrowing Base is a cushion of collateral value in excess of the Advances.

“Borrowing Base Certificate” shall mean a certificate prepared by Borrower in substantially the revised form attached hereto as Exhibit “A”.

5.    Financial Statements and Reports. Section 5.4 (c) of the Loan Agreement is hereby deleted and the following Section 5.4 (c) is substituted in its place and stead:

“(c) Within 45 days after the end of each month, deliver to the Bank the following financial information certified by the President or Chief Financial Officer of Borrower as accurate to the best of his knowledge upon due inquiry and investigation: (i) the Borrowing Base Certificate; and (ii) an inventory certification reflecting current value of Inventory; in such form and context as Bank may reasonably require.”

6.    Warranties. Borrower hereby affirms and warrants that all of the warranties made in the Loan Documents, and any other documents or instruments recited herein or executed with respect thereto directly or indirectly, are true and correct as of the date hereof and that Borrower is not in default of any of the foregoing nor aware of any default with respect thereto, and that Borrower has no defenses or rights of offset with respect to any indebtedness to the Bank. Borrower hereby releases the Bank from any cause of action against it existing as of the date of execution hereof. The rights and defenses being waived and released hereunder include without limitation any claim or defense based on the Bank having charged or collected interest at a rate greater than that allowed to be contracted for by applicable law as changed from time to time, provided, however, in no event shall such waiver and release be deemed to change or modify the terms of the Loan Documents which provide that sums paid or received in excess of the maximum rate of interest allowed to be contracted for by applicable law, as changed from time to time, reduce the principal sum due, said provision to be in full force and effect.

7.    Consent and Waiver. Borrower hereby consents to the foregoing and agree that the execution of this First Amendment shall in no manner or way whatsoever impair or otherwise adversely affect Borrower’s liability to the Bank under the Loan Documents or any other instrument set forth in the Recitals or herein, all as modified by this First Amendment.

8.    Cross Document Default. Any default under the terms and conditions of this First Amendment or of any instrument set forth herein or contemplated by this First Amendment shall be and is a default under every other instrument set forth herein or contemplated by this First Amendment.

9.    Ratification. Except as modified by this First Amendment, Borrower hereby ratifies and confirms the continued validity and viability of all terms, conditions and obligations set forth in the Loan Documents and all other instruments executed in connection with this First Amendment, all as modified by this First Amendment.

10.    Severability. Whenever possible, each provision of this First Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity only, without invalidating the remainder of such provision or of the remaining provisions of this First Amendment.

11.    Florida Contract. This First Amendment shall be deemed a Florida contract and shall be construed according to the laws of the State of Florida, regardless of whether this First Amendment is executed by certain of the parties hereto in other states.

12.    Time. Time is of the essence of this First Amendment.

13.    Binding Effect and Modification. This First Amendment shall bind the successors and assigns to the parties hereto and constitutes the entire understanding of the parties, which may not be modified except in writing, executed by all parties hereto in the same form as this First Amendment.

14.    Waiver of Jury Trial. The parties to this First Amendment hereby irrevocably waive their respective rights to trial by jury in any and all actions arising out of the terms of this First Amendment.

15.    Conflict. As to any conflict between the terms of the Loan Agreement and the terms of this First Amendment, the terms of this First Amendment shall supersede and control over such other terms.

16.    Execution in Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same instrument, and in making proof of this First Amendment it shall not be necessary to produce or account for more than one such counterpart.

17.    Other Terms. Except as specifically modified and amended by the terms set forth in this First Amendment, all of the other terms, covenants, obligations and conditions of the Loan Agreement shall remain in full force and effect.

Entered into as of the day and year first above written.

WITNESSES:	“BORROWER” ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation

	By:	/s/ Michael Holmes
Signature of Witness		Michael Holmes, as its Chief Financial Officer

Print or type Name of Witness

(CORPORATE SEAL)
Signature of Witness

Print or type Name of Witness

“BANK” FIFTH THIRD BANK, an Ohio banking corporation

	By:	/s/ Julio C. Ramirez, Jr.,
Signature of Witness		Signature of Witness Julio C. Ramirez, Jr., as its Senior Vice President

Print or type name of Witness

(CORPORATE SEAL)
Signature of Witness

Print or type name of Witness

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this ____ day of April, 2010, by Michael Holmes, as Chief Financial Officer of ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation, on behalf of the corporation.

______	Personally known	_____________________________________
______	Florida Driver’s License	Notary Public
______	Other Identification Produced
	_______________	_____________________________________
	_______________	Print or type name of Notary

(SEAL)

STATE OF FLORIDA

COUNTY OF PINELLAS

The foregoing instrument was acknowledged before me this ___ day of April, 2010, by Julio C. Ramirez, Jr., as Senior Vice President of FIFTH THIRD BANK, an Ohio banking corporation, on behalf of the Bank.

______	Personally known	_____________________________________
______	Florida Driver’s License	Notary Public
______	Other Identification Produced
	_______________	_____________________________________
	_______________	Print or type name of Notary

(SEAL)

ATTACHMENT: Exhibit “A” – Revised Borrowing Base Certificate

REVISED EXHIBIT “A”

BORROWING BASE CERTIFICATE

FIFTH THIRD BANK

201 East Kennedy Blvd., Suite 1800

Tampa, Florida 33602

Pursuant to the Loan and Security Agreement, as amended, Borrower hereby certifies, as of the above date, the following:

(A)	Current Value of Inventory based on the rolling 12 month wholesale average value of the Coins	$	___________

(B)	Less: Ineligibles	$	___________

(C)	Net Amount of Inventory (A) Less (B)	$	___________

(D)	40% of (C) Not To Exceed $5,000,000.00	$	___________

(E)	The aggregate unpaid principal Owed to Bank is:	$	___________

(F)	Availability (D) Less (E):	$	___________

Not to exceed the maximum loan limit of $ 5,000,000.00

The undersigned hereby certifies, represents, and warrants to FIFTH THIRD BANK (the “Bank”) as follows:

1.     All the representations and warranties contained in the Loan and Security Agreement or in any other related loan document are true and correct on the date hereof, except to the extent that such representations and warranties relate solely to an earlier date.

2.     No event of default has occurred, or would result from the advance made in connection herewith, that constitutes an Event of Default under the Loan and Security Agreement or any other related document.

3.     The description of Eligible Inventory and the values assigned thereto are true and correct in all material respects (see attached inventory declaration). We are legal owners of the inventory as identified above. We further certify that the inventory is in good condition and that storage conditions are safe and satisfactory for this type of inventory.

4.     The aggregate unpaid principal balance of the Loan does not exceed the lesser of the $5,000,000.00 Commitment or Borrowing Base.

By: __________________________________	By: __________________________________

Its: _____________________	Its: _____________________

Date: ___________________, 201___	Date: ___________________, 201___